                                                                                                                                                         EXHIBIT 99.1

Forward Looking Statements

Please Note: Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations.

For a discussion of these risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Annual Report on Form 10-K for the year-ended December 31, 2002, filed March 31, 2003, our Quarterly Report on Form 10-Q as filed August 13, 2003 and any subsequent filings. We undertake no obligation to update our forward-looking statements.

This presentation includes certain non-GAAP financial measures as defined under SEC rules, including those items designated as “adjusted” and “free cash flow”, “net debt” and “contribution.” As required by those rules, we have provided, in this presentation, a reconciliation of those measures to the most directly comparable GAAP measures in our financial statements. This presentation should be read in conjunction with our reports filed with or furnished to the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2002, our subsequently filed Quarterly Reports on Form 10-Q and our subsequently filed or furnished Current Reports on Form 8-K.

Talk America

Corporate Overview

- Nasdaq NMS since 1995 ("TALK")
- Built nationwide long distance network in 1997
- Entered local market in 2000 via UNE-P
- Pro-competitive and evolving regulatory landscape
- Rapidly growing bundled customer base >500K
- Legacy base of 300,000 LD customers
- 1,200 employees
- Estimated 2003 Revenues of $381 million
- Estimated 2003 Adjusted EPS of $1.22

Business Overview

- Bundled phone services provider
  - Local and LD services on one bill
  - Service area covers 40 states in RBOC territories
  - Deliver savings, free features and superior service
  - Same phone lines, same phone numbers
- Focus on residential and small business customers
  - Simple service offering (3 phone lines or less)
  - High transaction volume requires scalable systems
- Operations are profitable and generating cash
  - Bundled lines generate approximately $50 average monthly revenue and a 45% gross margin
  - Attractive return on marketing investment

Broad Operational Footprint

Operational
Marketing Focus
Switch Site
Corporate Location

Talk America

Targeting Consumer Market

Consumer
Large
Business

- 3 lines or less
- 72% of all end-user lines
- Fewer competitors
- 140 million lines
- $100 billion market
- RBOCs control 90%

Talk America

Competitive Advantages

- Most consumers on legacy RBOC plans
- Tailored service offering strategy
- Price below RBOCs and ATT/MCI
- Offer savings on traditional voice features
- Larger local calling areas
- Seamless customer conversion
- Best-in-class customer care

Talk America

Consumer Savings in Michigan

<table>
<tr><td>Talk America Plans:</td><td>United 1000 Plan</td><td>United Unlimited Plan</td><td>United Unlimited Plus Plan</td><td>United Nationwide Plan</td><td>SBC All Distance Connections</td></tr>
<tr><td>Base Price:</td><td>$19.95 per month</td><td>$24.95 per month</td><td>$34.95 per month</td><td>$42.95 per month</td><td>Promotional $43.95 per month</td></tr>
<tr><td rowspan="3">Plan Includes:</td><td>1000 local minutes</td><td>Unlimited local</td><td rowspan="2">Unlimited local & regional toll</td><td rowspan="3">Unlimited local, regional toll & LD
(including
Canada & Puerto Rico)</td><td rowspan="3">Unlimited local, regional toll & LD</td></tr>
<tr><td colspan="2">Low regional toll rate (5.9¢)</td></tr>
<tr><td colspan="3">Low interstate LD rate (3.9¢)
Low in-state LD rate (5.9¢)
Free member-to-member calling</td></tr>
<tr><td>Features:</td><td>3 free</td><td colspan="3">Unlimited free</td><td>Unlimited free</td></tr>
</table>

Talk America

Better Customer Experience

- Consultative sale – first bill projection
- Dynamic welcome kit
- Service activation notice
- Over 96% provisioning rate – 3 day interval
- Automated credit and plan selection
- Referral credits
- Answer calls in less than 30 seconds

Talk America

Top Customer Care Ranking

HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
RESIDENTIAL LOCAL TELEPHONE-NORTH CENTRAL • 2003
PRESENTED TO
TALK AMERICA
BY J.D. POWER AND ASSOCIATES

J.D. Power and Associates
2003 Residential Local Telephone
Customer Satisfaction Study℠
North Central Region
70
80
90
100
110
120
130
Talk America 124
Cincinnati Bell 117
MCI 105
ALLTEL 101
AT&T 101
North Central Average 97
Verizon 96
SBC 95
CenturyTel 91
Frontier 90
Sprint 90

Talk America

Growing Base of Customers

Leads

Refer Your Friends and
Earn up to $20
per referral!

Referrals

Direct Mail

Direct Sales

Online Partners

Talk America
Save 30%
1-800-382-4288

Broadcast Media

Scalable Systems and Processes

- Proprietary software applications
- Highly automated & integrated business processes
  - Marketing, order entry, provisioning, billing, payment and collections
  - Management reporting
- Over 50 application developers in 3 locations
- Partner with leading edge technology companies

Lucent Technologies Bell Labs Innovations
MapInfo
ORACLE
EMC² where information lives
Sun microsystems
IBM
Java
hp invent
Tivoli. software
Microsoft

Talk America

Financial Overview

- Large and Profitable Bundled Customer Base
- High Return on Investment in Bundled Customers
- Significant Growth in Revenue and Free Cash Flow
- Growth in Earnings per Share
- Minimal Cash Taxes – NOLs
- Strong Balance Sheet
- Financial Flexibility

Growth in Customer Base

Billed Bundled Lines (000s)
193.7
243.8
275.6
332.8
402.3
443.0
495.0
555-565
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2004e

Attractive ROI on Bundled Customer

- Acquisition Cost - $100 per line
- Average Revenue - $50 per line-month
- Gross Margin - $23 per line-month
- Churn – 5% per month
- Payback 6 months
- Customer IRR >100%

Bundled Revenue Growth

Bundled Revenue ($ in millions)
$35.5
$39.4
$44.5
$51.8
$60.2
$67.7
$72.4
$78-$83
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2004e

Third quarter 2003 bundled revenue growth of 63% versus 2002

Talk America

Exceeded Third Quarter Guidance

	Guidance	Reported	Adjusted
Bundled Lines	490 - 500	495	495
Bundled Revenue	$69 - $71	$72.4	$71.8
LD Revenue	$24 - $25	$27.5	$24.7
Total Revenue	$93 - $96	$99.9	$96.6
Net Income	$5 - $7	$51.6	$7.5
EPS	N/A	$1.74	$0.26

Growth in Bundled Contribution

	2002	2003e	2004e
Adjusted Revenue:			
Bundled	$171.2	$279.4	$402.5
Long Distance	140.1	97.4	55.0
	311.3	376.8	457.5
Contribution:*			
Bundled	$42.3	$80.8	$115.7
Long Distance	76.9	54.2	30.8
	119.2	135.0	146.5

* Contribution is defined as adjusted revenue less network & line costs, provision for doubtful accounts and sales & marketing expense.

Talk America

Financial Guidance

	Q4-2003	2003	2004
Billed Local Lines	555 - 565	555 - 565	775 - 800
Revenues:			
Bundled	$78 - $83	$278 - $283	$395 - $410
Long Distance	18 - 21	99 - 102	50 - 60
Total	$96 - $104	$377 - $385	$445 - $470
Adjusted Net Income	$5 - $7	$34 - $36	$34 - $36

TalkAmerica

Financial Guidance

	2003	2004
Free Cash Flow	$55 - $57	$65 - $67
Adjusted Net Income	$30 - $32	$34 - $36
Adjusted EPS	$1.05 - $1.11	$1.15 - $1.22
Capital Expenditures	$12	$8 - $10
Capitalized Software	$2.5 - $3.0	$2.5 - $3.0

Talk America

Financial Flexibility

	12/31/01	12/31/02	1Q03	2Q03	3Q03
Total Debt	$166.8	$100.9	$87.9	$65.6	$59.5
Cash & Equivalents	22.1	33.6	29.0	25.9	35.1
Net Debt	$144.7	$67.3	$58.9	$39.7	$24.4

- Additional $14 million of debt retired in October 2003
- Additional $15 million of 12% notes called for redemption
- Minimal working capital needs
- Minimal capital requirements

Talk America

Investment Considerations

- Large market
- Strong competitive position
- High growth bundled business
- Scalable operations platform
- Building scalable marketing
- Minimal capital requirements
- Strong balance sheet
- Successful track record

Talk America Holdings, Inc.

3rd Quarter 2003
Non-GAAP Reconciliations

Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

Non-GAAP Financial Measures:

The Non-GAAP financial measures that we use in this presentation are listed below. We have included, in the schedules accompanying this presentation, reconciliations of all Non-GAAP financial measures in the presentation to the most directly comparable GAAP measures in our financial statements. Where we have included references to estimated revenues and free cash flow (both GAAP and non-GAAP) for the full year 2003 and for 2004 in the presentation, we have chosen for simplicity the numerical midpoint of our respective guidance ranges, which should not be considered a change in our guidance, which continues to be on a range basis.

Adjusted Bundled Revenue is defined as bundled revenue, less prior period access revenue and accounts receivable reconciliation.

Adjusted LD or Long Distance Revenue is defined as long distance revenue, less accounts receivable reconciliation and revenue from a now terminated contract.

Adjusted EPS is earnings per share calculated based on Adjusted Net Income.

Adjusted Net Income is defined as net income, less deferred tax benefit, prior period access revenue, accounts receivable reconciliation and gain on debt purchases.

Adjusted Total Revenue is defined as total revenue, less prior period access revenue, accounts receivable reconciliation and revenue from a now terminated contract.

Bundled Contribution is defined as Adjusted Bundled Revenue, less allocable network and line costs, provision for doubtful accounts and sales and marketing expense.

Free Cash Flow is defined as cash from operating activities, less capital expenditures and capitalized software development costs.

Long Distance Contribution is defined as Adjusted Long Distance Revenue, less allocable network and line costs, provision for doubtful accounts and sales and marketing expense.

Net Debt is defined as total long-term debt and short-term debt, less cash and cash equivalents.

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Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

Revenue Adjustments
($ in thousands)
	3Q03

	Bundled	LD Only	Total

Revenues - Reported	$72,395	$27,534	$99,929
A/R Reconciliation	(549)	(2,800)	(3,349)

Revenues - Adjusted	$71,846	$24,734	$96,580

	YTD 2003

	Bundled	LD Only	Total

Revenues - Reported	$200,243	$81,277	$281,520
Prior Period Access Revenue	(532)	--	(532)
A/R Reconciliation	(598)	(3,053)	(3,651)

Revenues - Adjusted	$199,113	$78,224	$277,337

	2003e

	Bundled	LD Only	Total

Revenues - Reported	$280,500	$100,500	$381,000
Prior Period Access Revenue	(532)	--	(532)
A/R Reconciliation	(598)	(3,053)	(3,651)

Revenues - Adjusted	$279,370	$97,447	$376,817

	2002

	Bundled	LD Only	Total

Revenues - Reported	$171,177	$146,330	$317,507
Contract Revenue Amortization	--	(6,200)	(6,200)

Revenues - Adjusted	$171,177	$140,130	$311,307

Adjusted Gross Margin
($ in thousands)
	3Q03

	Bundled	LD Only	Total

Revenues - Adjusted	$71,846	$24,734	$96,580
Network & Line Cost - Reported	36,187	9,846	46,033

Gross Margin - Adjusted	$35,659	$14,888	$50,547

Gross Margin - Adjusted (%)	50%	60%	52%

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Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

Adjusted Net Income
($ in thousands)
	3Q03	YTD 2003

Net Income - Reported	$51,566	$71,367
A/R Reconciliation	(1,979)	(2,158)
Deferred Tax Benefit	(42,680)	(42,680)
Prior Period Income Taxes	616	--
Gain on Debt Buyback	--	(1,460)
Prior Period Access Revenue	--	(314)

Net Income - Adjusted	$7,523	$24,754

Adjusted EPS
($)
	3Q03	YTD 2003

Fully Diluted EPS - Reported	$1.74	$2.45
A/R Reconciliation	(0.07)	(0.07)
Deferred Tax Benefit	(1.43)	(1.45)
Prior Period Income Taxes	0.02	--
Gain on Debt Buyback	--	(0.05)
Prior Period Access Revenue	--	(0.01)

Fully Diluted EPS - Adjusted	$0.26	$0.86

Fully Diluted Shares Outstanding	29,761	29,344

Note: Net income for fully diluted EPS includes after-tax interest on convertible notes of $152k in 3Q03 and $455k in YTD 2003.

4

Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

Contribution
($ in thousands)

	2002

	Bundled	LD Only	Total

Revenues - Adjusted	$171,177	$140,130	$311,307
Network & Line Cost - Reported	96,115	59,453	155,568
Provision for Doubtful Accounts - Reported	7,003	2,361	9,364
Sales & Marketing Expense - Reported	25,723	1,424	27,147

Contribution	$42,336	$76,892	$119,228

	2003e

	Bundled	LD Only	Total

Revenues - Adjusted	$279,370	$97,447	$376,817
Network & Line Cost	141,600	40,700	182,300
Provision for Doubtful Accounts	9,800	2,000	11,800
Sales & Marketing Expense	47,200	500	47,700

Contribution	$80,770	$54,247	$135,017

	2004e

	Bundled	LD Only	Total

Revenues - Adjusted	$402,500	$55,000	$457,500
Network & Line Cost	216,800	22,900	239,700
Provision for Doubtful Accounts	13,500	1,000	14,500
Sales & Marketing Expense	56,500	300	56,800

Contribution	$115,700	$30,800	$146,500

5

Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

Free Cash Flow
($ in thousands)
	3Q03	2Q03	1Q03	YTD 03

Cash from Operations	$20,632	$20,475	$14,609	$55,716
Less: Capital Expenditures	(4,949)	(1,526)	(2,691)	(9,166)
Less: Capitalized Software	(650)	(725)	(663)	(2,038)

Free Cash Flow	$15,033	$18,224	$11,255	$44,512

	2003e		2004e

Cash from Operations	$70,800		$77,800
Less: Capital Expenditures	(12,000)		(9,000)
Less: Capitalized Software	(2,800)		(2,800)

Free Cash Flow	$56,000		$66,000

6

Talk America Holdings, Inc.
Third Quarter 2003
Non-GAAP Reconciliations
______________________________________________

2003 Net Income Guidance
($ in thousands)
	2003 Net Income Guidance

Estimated Net Income - Reported	$76,680	to	$78,680
Deferred Tax Benefit		(42,680)

Estimated Net Income - Adjusted	$34,000	to	$36,000

A/R Reconciliation		(2,158)
Prior Period Access Revenue		(314)
Gain on Debt Buyback		(1,460)

Estimated Net Income - Further Adjusted	$30,067	to	$32,067

2003 Adjusted EPS Guidance
($)
	2003 EPS Guidance

Estimated EPS - Reported	$2.67	to	$2.73
Deferred Tax Benefit		(1.48)

Estimated EPS - Adjusted	$1.18	to	$1.25

A/R Reconciliation		(0.07)
Prior Period Access Revenue		(0.01)
Gain on Debt Buyback		(0.05)

Estimated EPS - Further Adjusted	$1.05	to	$1.11

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